Exhibit 10.2

独家商务咨询协议

EXCLUSIVE BUSINESS CONSULTATION AGREEMENT

本独家商务咨询协议(以下称“本协议”)由下列双方于2018年6月29日在中华人民共和国(以下称“中国”)上海市签订:

This Exclusive Business Consultation Agreement (hereinafter referred to as “this Agreement”) is entered into on June 29 , 2018 in Shanghai, the People's Republic of China (hereinafter referred to as "PRC") , by and between:

(1)	甲方:上海跳跃网络科技有限公司(以下简称“甲方”)

地址:上海市闵行区紫星路588号2幢4150室

法定代表人:吴亚西

(2)	乙方:跳悦科技(上海)有限公司(以下简称“乙方”)

地址:上海市闵行区紫星路588号2幢4150室

法定代表人:吴亚西

(1)	Party A: Shanghai Jump Network Technology Co.,Ltd.(hereinafter referred to as “Party A”

Address: 12th Floor, Building A, Changtai Square, No. 2889, Jinke Road, Pudong District, Shanghai

Legal Representative: Wu Yaxi

(2)	Party B: Jump Technology (Shanghai) co., Ltd(hereinafter referred to as "Party B")

Address: Room 4150, Building 2, No. 588, Zixing Road, Minhang District, Shanghai

Legal Representative: Wu Yaxi

(在本协议中, 甲方与乙方合称为“双方”, 单独称为“一方”。)
(In this agreement, Party A and Party B shall collectively be referred to as the “Parties” , and individually as a “Party”.)

鉴于:

WHEREAS:

(1)	甲方是一家在中华人民共和国境内依法设立并合法存续的有限责任公司: Party A is a limited liability company duly incorporated and existing under the laws of the PRC;

(2)	乙方是一家根据中国法律成立的外商独资企业, 在商务咨询领域拥有丰富的经验:且
Party B, a Wholly Foreign Owned Enterprise (hereinafter referred to as the “WFOE”) duly incorporated and existing under the laws of PRC, engages in providing Business Consultation Services; and

(3)	甲方拟聘用乙方为其提供商务咨询服务(以下简称“服务”定义见本协议第一条), 以推进其自身业务的发展:且乙方接受该等聘用。
Party A intends to engage Party B to provide it with business consultation services (hereinafter “Services” as defined below in Article 1 hereof)to move forward with business development, and Party B accepts such engagement.

经友好协商, 双方兹达成协议如下:
THEREFORE, through amicable negotiations, the Parties hereby agree as follows:

第一条    定义
ARTICLE 1     Definitions

1.1	除本协议另有约定外, 下列词语具有以下含义:
Unless the terms or context of this Agreement otherwise provide, this Agreement shall be interpreted in accordance with, and each of the terms used herein shall have the meaning as follows:

服务 “Services”

指乙方向甲方独家提供的商务咨询服务, 该等服务包括但不限于:

shall have the meaning of the services exclusively provided by Party B to Party A, includes:

(1) 市场调研并提供与甲方业务相关的商业信息

research and provide commercial information to Party A;

(2) 作为甲方中介, 向甲方引见客户, 并帮助其建立商业合作关系:

to refer clients to Party A as its agent and help establishing business cooperation;

(3) 帮助甲方建立客户数据库和业务信息数据库, 并对该等数据库进行日常维护和更新:

help Party A to set up client and business information database, and to maintain and update database regularly;

(4) 向甲方提供有关建立和完善甲方公司架构、管理体系及部门设置方面的建议和意见:

provide Party A with suggestions and opinions on establishing and improving its corporate structure, management system and department arrangement;

(5) 根据甲方提出的其他要求, 提供相应的商业咨询服务。

other services upon the request of Party A.

乙方可根据需要, 不时调整上述服务内容。

Party B may adjust the above services periodically as needed.

服务费 “Service Fees”	指甲方根据本协议第三条的规定, 向乙方支付的所有费用。 refers to all the fees paid by Party A to Party B in accordance with Article 3 hereof.
服务团队 “Service Team”

指乙方为向甲方提供服务而建立的团队, 其成员包括乙方雇员及其聘请的第三方人员。

shall have a meaning of a group of people organized by Party B to provide the Services to Party A, which comprises Party B’s employees and those outsourced from third parties.

1.2	除非本协议上下文另有说明, 本协议中所指条、款、项、段落均指本协议中的相应内容。
Unless the terms or context of this Agreement otherwise provide, Article, Clause, Item, Paragraph in this Agreement are referred to as relevant content within this Agreement.

第二条     乙方的服务

ARTICLE 2     Services Rendered By Party B

2.1	乙方应配备足够的人力资源和其他相关资源, 以满足其提供优良的咨询服务之需要。但乙方可不时自行酌定替换服务团队中的任何成员, 或变更服务团队中任何成员的具体服务职责。
Party B shall be furnished with necessary human and other resources so as to render quality consulting services. Party B may, however, remove any member from the Service Team at its own discretion or change his/her service function from time to time.

2.2	乙方应及时向甲方提供咨询服务并与甲方沟通、交流各种与甲方的业务及其客户有关的信息。
Party B shall provide services to Party A in a timely manner and communicate and exchange with Party A the information in relation to Party A’s business and/or its clients.

第三条     服务费

ARTICL 3     Service Fees

3.1	自本协议生效起, 就乙方依据本协议第二项所提供的服务, 乙方有权要求甲方支付服务费。 Party B shall be entitled to Service Fees payable by Party A for the Services Party B renders in accordance with Article 2 of this Agreement.

3.2	甲方同意, 于每年3月1日前将甲方上一年度全部净利润的60%或乙方同意的其他金额支付给乙方作为服务费。为免歧义, 在核算甲方净利润时, 不应将本协议项下甲方应付乙方的服务费计入甲方成本予以扣除。
Prior to 1st March each year, Party A shall pay Party B a Service Fee as much as 60% of Party A’s all net profit of the previous year or a Service Fee in any other amount that agreed by Party B. For avoidance of doubt, the Service Fee hereof payable to Party B shall not be included in Party A’s cost deduction.

3.3	甲方应按本协议的约定, 按期足额地将服务费付至乙方指定银行帐户, 乙方如更改其收款账户, 应提前七(7)个工作日向甲方发出书面通知。

Party A shall Pay the service fee to Party B's designated bank account in a full and timely manner. If Party B changes the above account, Party B should notify Party A of such changes in writing seven (7) workdays in advance.

3.4	在本协议有效期内, 如双方调整各种服务费的标准或者支付期限, 应另行签署补充协议。
During the term of this Agreement, where both Parties adjust the rate or term of payment in relation to the Service Fees, a supplementary agreement shall be needed.

3.5	在本协议有效期内, 若乙方根据甲方的要求提供其他未包括在本协议项下的其他服务, 双方应按本协议约定的方式或与之类似的方式进行合作, 并以书面形式对本协议第三条约定的服务费计算方法作相应的调整。
During the term of this Agreement, should Party B provided any services falling outside this Agreement upon Party A’s request, both Parties shall cooperate in the way set out hereunder or similar thereto and adjust in writing the rate of Service Fees as set out in Article 3 hereof.

第四条     甲方义务
ARTICLE 4     Obligations of Party A

4.1	乙方根据本协议提供的服务具有排他性。在本协议有效期内, 未经乙方事先书面同意, 甲方(包括其分支机构、子公司和其他投资实体)不得聘请任何第三方向其提供与乙方服务相同或相类似的其他服务的协议。
All Services hereunder shall be on an exclusive basis. During the term of this Agreement, without Party B’s prior written consent, Party A (including its branches, subsidiaries, and other investment entities) may not engage any third party to render the Services the same as or similar to those rendered by Party B.

4.2	在本协议有效期内, 甲方(包括其分支机构、子公司和其他投资实体)应积极配合乙方的管理, 为乙方工作提供便利, 不得以任何方式阻碍乙方从事本协议第二条所述的任何服务。
During the term of this Agreement, Party A (including its branches, subsidiaries and other investment entities) must actively cooperate with Party B's management to facilitate the work of Party B, and shall not obstruct Party B from doing any of the services mentioned in Article 2 of this Agreement.

4.3	甲方应根据本协议第三条的规定, 按时足额地向乙方支付服务费。 Party A shall pay Service Fees to Party B in a prompt and full manner pursuant to Article 3 hereof.

4.4	未经乙方事前书面同意, 甲方(包括其分支机构、子公司和其他投资实体)不得实施任何可能对乙方在本协议项下的权利和利益有任何不利影响的其他行为。
Without Party B's prior written consent, Party A (including its branches, subsidiaries and other investment entities) may not perform any other actions that may have any adverse effect on Party B's rights and interests under this Agreement.

4.5	未经乙方书面同意, 不会促使甲方及其附属公司进行任何可能对(i)甲方的资产、业务、员工、责任、权利或营运或(ii)甲方履行结构性合约所列责任的能力产生实际影响的活动或交易, 包括但不限于:
Without the written consent of Party B, Party A and its affiliates will not be allowed to engage in any activities or transactions that may have any material impact on (i)Party A's assets, business, employees, responsibilities, rights, or operations, or(ii) Party A's ability to perform the responsibilities listed in the series structure contracts, including but not limited to:

a)	成立任何附属公司或实体, 或成立开展其他业务: to establish any subsidiary or entity or conduct other business;

b)	于日常业务过程以外期间进行任何活动或改变甲方(包括其分支机构、子公司和其他投资实体)的经营模式:
to carry out any activities outside the ordinary course of business or change the business model of Party A (including its branches, subsidiaries and other investment entities);

c)	合并、组织形式改变、解散或清盘或增加或减少注册资本或改变股权结构: to merge, change organizational form, dissolution or liquidation, increase or decrease in registered capital, or to change the equity structure;

d)	向任何第三方提供任何借贷、贷款或担保或自任何第三方获得任何借贷及贷款, 惟于日常业务过程发生及有关负债金额低于人民币1,000,000元除外:
to provide any third party with any loans or guarantees or obtain any loans from any third party, except in the ordinary course of business and the amount of the relevant liabilities is less than RMB 1,000,000;

e)	变更或罢免甲方或其附属公司之任何董事、监事或高级管理人员之职, 增加或减少该等人员的薪酬福利, 或改变该等人员的任期及条件:
to change or dismiss any director, supervisor or senior manager of Party A or its subsidiaries, to increase or decrease the remuneration and benefits of such personnel, or to change the terms and conditions of such personnel;

f)	向乙方或其指定方以外任何第三方出售、转让、出租或授权使用或处理公司的任何资产或权利, 或自任何第三方购买任何资产或权利, 惟于日常业务过程发生及交易金额低于人民币100,000元除外:
to sell, transfer, lease or authorize the use or disposal of any assets or rights of the Company to any party other than Party B or its designee, or to purchase any assets or rights from any third party, except in the ordinary course of business and the amount of the transaction is less than RMB 1,000,000;

g)	变更、修订或撤销任何许可证: to change, modify or revoke any license;

h)	修订组织章程细则或经营范围: to revise the articles of association or scope of business;

i)	于日常业务过程以外期间订立任何合约, 惟根据乙方的计划或建议订立者除外: to enter into any contract outside the ordinary course of business other than under Party B’s plans of suggestions;

j)	向股东宣布或支付任何花红、股息、其他利益或福利或其他款项: to declare or pay any bonuses, dividends, other benefits or other payments to shareholders;

k)	进行对任何中国经营实体或其附属公司的日常营运、业务或资产产生或可能产生不利影响之活动:及
to conduct activities that may or may have an adverse effect on the daily operations, business or assets of any Chinese operating entity or its subsidiaries; and

l)	订立对结构性合约所涉交易产生或可能产生不利影响之任何交易。 to enter into any transaction that has or may have any adverse effect on the transactions to which the series structured contracts relates.

4.6	甲方特此声明并保证: Party A hereby represents and warrants that:

a)	应乙方要求, 向其提供有关公司经营管理和财务的信息: to provide Party B with information on the company’s operations, management, and finances as required

b)	将可能对甲方存续、商业运营、财务状况、商誉构成重大负面影响的情形及时通知乙方, 并立即采取所有乙方接受的措施以消除上述负面情形或进行相关有效的补救措施:及
to promptly notify Party B of any possible negative impact on Party A's continued existence, commercial operations, financial status, and goodwill, and immediately take all measures accepted by Party B to eliminate the above-mentioned negative situations or carry out relevant effective remedial measures; and

c)	应将涉及甲方的资产、经营管理和收入的任何现存或可能发生的诉讼、仲裁或行政纠纷及时通知乙方, 并采取一切积极行为应对该等诉讼、仲裁或行政处罚案件。
to promptly notify Party B of any existing or potential litigation, arbitration or administrative disputes involving Party A’s assets, operations, management, and income, and all positive actions shall be taken in response to such litigation, arbitration, or administrative penalty cases.

第五条     乙方义务

ARTICLE 5     Obligations of Party B

5.1	乙方应配备足够的人力资源和其他相关资源, 以满足其提供优良的咨询服务的需要。在保证不会对甲方造成重大影响的情况下, 乙方有权在任何时候决定替换自身团队中的任何成员, 或变更服务团队中任何成员的具体服务职责。
Party B shall be furnished with necessary human and other resources so as to render quality consulting services. Party B may, however, remove any member from the Service Team at its own discretion or change his/her service function from time to time on the pre-condition that such removal or change will not give rise to any material impact on Party A.

5.2	乙方应及时向甲方提供咨询服务并与甲方沟通、交流各种与甲方的业务有关的信息。 Party B shall, as soon as reasonably practicable, render the Services and communicate with Party A of its business-related information.

第六条 知识产权

ARTICLE 6     Intellectual Property Rights

乙方对双方履行本协议期间内创设或获得的所有知识产权拥有完整的所有权, 上述知识产权范围包括但不限于著作权、专利、专利申请权、商标、域名、技术或商业秘密等。

Party B exclusively owns any intellectual property rights arising from the performance of this Agreement, including but not limited to intellectual property rights, patents, patent applications, trademarks, domain names, and technical or commercial secrets.

第七条     保密义务

ARTICLE 7     Confidentiality

7.1	协议双方保证对在洽谈本协议约定的事项过程中以及签订、履行本协议过程中所获悉的属于对方的且无法自公开渠道获得的商业秘密(包括但不限于文件、资料、信息、公司计划、运营活动、财务信息、技术信息、经营信息、人事安排等)予以保密。
It is mutually agreed and acknowledged that each Party shall keep all the trade secrets (including but not limited to documents, data, information, company plan, operation activity, financial information, technical information, operational information and personnel arrangements etc.) of the other Party that it learns from the negotiation, execution or performance of this Agreement as confidential information.

7.2	除法律、法规另有规定或双方另有约定外, 未经对方同意, 任何一方均不得以任何方式利用或向任何第三方泄露上述保密信息的全部或部分内容。
Unless otherwise provided by the relevant laws and regulations or otherwise agreed upon by the Parties, neither Party may use or disclose in whole or in part the above confidential information.

第八条     承诺及保证

ARTICLE 8     Warranties and Representations

8.1	本协议双方均保证具有洽谈、签订、履行本协议的主体资格及相关所需资质, 且任何一方洽谈、签订、履行本协议的行为将不会违反任何在先义务, 并不会引致另一方被以任何形式追究责任。
Both Parties hereby warrant and represent that they have the full rights, titles or qualifications to negotiate/enter into/perform this Agreement. Such negotiations, execution and performance of this Agreement will not violate any of their prior obligations, nor incur any claim against the other Party.

8.2	本协议一方与任何第三方发生因本协议产生或者与本协议有关的纠纷的, 另一方应当积极协助该方进行抗辩工作。
In the event of a Party involved in disputes with any third party arising out of or in related to this Agreement, the other Party hereto shall actively assist to argue or defend in the matter.

8.3	在签署本协议的同时, 甲方全部登记在册股东应分别与乙方签署《股权质押协议》, 将其持有的甲方全部股权质押给乙方, 以担保甲方完全履行本协议项下的所有义务。
While executing this Agreement, each of Party A’s registered shareholders shall enter into an Equity Pledge Agreement with Party B, under which such shareholder shall pledge his/her equity to Party B as a guarantee of Party A’s full performance of its obligations under this Agreement.

第九条     协议期限

ARTICLE 9     Term of Agreement

双方兹此确认, 本协议经双方正式签署时成立并生效。本协议有效期为20年且届满后自动续展1年, 之后以此类推。乙方可在任意时间提前30日向甲方发出解除通知, 从而单方解除本协议。

Both Parties hereby agree that this Agreement is concluded and takes effect once it is duly executed by the Parties (“Effective Date”), and will remain effective for a 20-year term and then be automatically renewed for a period of 1 year, and so forth. Party B shall unilaterally terminate this agreement at any time by giving Party A a prior 30 day’s termination notice.

第十条     通知

ARTICLE 10     Notice

10.1	本协议规定一方向另一方发出的通知或书面函件(包括但不限于本协议项下所有书面文件或通知)均应通过以下方式送达相应一方:

Any notice or written communication provided for in this Agreement by either Party to the other, including but not limited to any and all writings or notices to be given hereunder, shall be delivered as per the contact information shown on the cover page of this Agreement:

(1)	当面递交:或

by hand; or

(2)	专递信函:或

by courier service delivered letter; or

(3)	传真:或

by facsimile; or

(4)	电子邮件。

by email.

10.2	上述通知或者书面函件在以下时间被视为已经送达:

Notices shall be deemed to have been delivered at the following times:

(1)	如果以当面递交方式送达, 送达指定地址并签署回执或其他送达证明:

if by hand, on reaching the designated address and subject to return receipt or other proof of delivery;

(2)	如果是以专递信函方式送达, 为递交日后的第二个营业日:

if by courier, the second workday after the date of dispatch;

(3)	如果是以传真的方式送达, 为发送传真方的传真机发送的报告确认书(表明已向相关传真号码发送完整的、未中断的传真)上标记的日期后的下一个营业日:且

if by fax, upon the next workday following the date marked on the confirmation of transmission report by the sender's fax machine, indicating completed uninterrupted transmission to the relevant facsimile number; and

(4)	如果是以电子邮件的方式送达, 为发件人电子邮件服务系统中 “已发件箱”所注明的发件时间。

if by email, upon the next workday following the date indicated in the sent box of the email service system.

10.3	在本协议期限内, 一方可随时通知另一方变更通知送达地址。

During the term of this Agreement, each Party may change its particulars for receipt of notices at any time by notice given to the other Party.

第十一条     违约责任

ARTICLE 11     Liability for Breach of Contract

11.1	本协议双方应积极履行本协议约定的义务。任何一方违反本协议约定, 守约方应通知违约方在十(10)个工作日内予以纠正或采取补救措施:如在上述期限内违约方不予补正或不予采取补救措施, 守约方有权解除本协议, 并要求违约方赔偿因此造成的全部损失, 本协议另有约定的除外。
The Parties hereto shall perform their respective obligations in accordance with this Agreement. Where either Party (hereinafter referred to as “Breaching Party”) breaches this Agreement, the other Party (hereinafter referred to as “Non-breaching Party”) may require the Breaching Party to correct or remedy within ten (10) workdays. Unless otherwise provided herein, if the Breaching Party fails to correct or remedy within the specified period, then the Non-breaching Party may terminate this Agreement and claim compensation for the losses arising therefrom.

11.2	甲方有以下行为之一的, 应向乙方支付违约金人民币10000万元: In any of the following circumstances, Party A shall pay liquidated damages to Party B in the amount of RMB100,000,000.00:

(1)甲方无理由拒绝申请或者不能维持任何与经营有关的资格或资质的:或者

Without due cause, Party A fails to file an application for the qualification/eligibility or to maintain the same for or in connection with Party A’s business; or

(2)甲方擅自提前终止本协议的。

Party A unilaterally terminates this Agreement.

11.3	尽管有本协议其他规定, 本第十一条的规定的效力不受本协议履行中止或者终止的影响。

Notwithstanding any other provisions of this Agreement, the efficacy of this Article shall not be affected by the suspension or termination of this Agreement.

第十二条     不可抗力
ARTICLE 12     Force Majeure

12.1	本协议所称的不可抗力是指一切不可预见、不可避免并不能克服的客观情况, 包括但不限于洪水、地震、飓风、火灾等自然灾害以及战争、动乱等社会事件。
A force majeure refers to any unforeseeable, insuperable and unavoidable objective circumstances, including but not limited to, such natural disasters as flood, earthquake, hurricane or fire or such social events as war or turmoil etc.

12.2	因不可抗力而致使本协议中任何一方或双方部分或全部不能履行本协议的, 遭受不可抗力的一方无需向对方承担违约责任, 但应及时通知对方不可抗力的发生情况, 并提交由当地公证机构出具的有关不可抗力的证明材料。
Should either party be prevented from performing its obligations hereunder, in whole or in part, by events of force majeure, the prevented party shall promptly notify the other party of the occurrence of the force majeure the certification to be issued by the local notary office.

12.3	不可抗力情况消失后, 如本协议的目的仍可以实现, 双方应继续履行本协议。如因不可抗力导致本协议的目的无法实现, 则本协议任何一方均有权解除本协议, 且免予承担违约责任。
Once the force majeure vanishes, if the objective of this Agreement can still be achieved, both Parties shall continue to perform this agreement. If the objective of this Agreement cannot be achieved because of the force majeure, either Party may terminate this Agreement free from any liability for breach of this Agreement.

第十三条     法律适用及争议解决

ARTICLE 13     Applicable Laws and Dispute Resolution

13.1	本协议的订立、解释、履行均适用中华人民共和国法律。 The execution, interpretation and performance of this Agreement shall be governed by the laws of the PRC.

13.2	因本协议引起的或与本协议有关的一切争议, 双方应首先友好协商解决:协商不成的, 任何一方均有权提请上海国际经济贸易仲裁委员会按照该会届时有效的仲裁规则以中文进行仲裁。仲裁裁决是终局的, 对双方均有约束力。除仲裁裁决另有规定外, 因本案而发生的仲裁费、公证费、律师费和其他合理费用应由败诉一方承担。

All disputes arising from or in connection with this agreement shall be settled through amicable negotiations. Where no settlement is reached through negotiations, either party may submit the disputes to the Shanghai International Economic and Trade Arbitration Commission for arbitration which shall be conducted in the Chinese language in accordance with the Commission's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both Parties. Any and all the arbitration fees, notarization fees, legal fees and such other reasonable expenses as incurred in connection with the arbitration proceeding shall be borne by the losing party, unless otherwise provided by the arbitral award.

13.3	仲裁过程中, 除双方有争议正在进行仲裁的部分外, 本协议应继续履行。

In the process of arbitration, except for the part under arbitration, this Agreement shall be performed continuously.

第十四条     其他事项

ARTICLE 14     Miscellaneous

14.1	本协议用中文英文做成, 正本一式贰(2)份, 本协议之双方当事人各执一(1)份, 为登记或备案之目的可相应增加签署正本份数(如需)。如遇冲突, 以中文本为准。

This Agreement is made in Chinese and English. It shall have two (2) hard copies of the original with equal standing and each party shall have one(1) copy. For the purposes of registering or filing, it is permissible to make more signed original copies (if needed). At time of discrepancy, the Chinese version shall prevail.

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14.2	一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会被视为其对该等权利的放弃, 且任何对单个或部分该等权利的放弃也不能排除其行使其他该等权利。

Where any Party not exercising or delay in exercising any rights, powers and/or remedies granted by this Agreement or laws shall not be deemed a waiver of such rights. Any single or partial waiver of any such rights shall not constitute of waiver of any of the other such rights.

14.3	本协议各条的标题仅为索引而设, 在任何情况下, 该等标题不得用于或影响对本协议条文的解释。

Headings of this Agreement are for convenience only and under no condition shall be used to interpret or affect the interpretation of this Agreement.

14.4	本协议取代先前双方达成的与本协议规定的事宜相关的任何其它书面或口头协议, 并构成协议双方之间的完整协议。

This Agreement constitutes the entire agreement between the Parties in respect of it subject matter and cancels and supersedes any previous agreement or arrangement between the Parties whether oral or in writing.

14.5	本协议的每一条款均可分割且独立于其他每一条款, 如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行, 本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

Each provision in this Agreement shall stand independently. If any provision is held to be illegal, invalid or unenforceable, the provision in question shall not affect the legality, validity or enforceability of the remaining provisions contained herein.

14.6	本协议的任何修改、补充必须以书面形式进行, 并由本协议双方适当签署后方能生效。

Any modification or supplement of this Agreement shall be made in writing and shall come into force upon the signature of both Parties.

14.7	未经乙方事先书面同意, 甲方不得向任何第三方转让其于本协议下的任何权利或义务::乙方有权单方决定并提前七(7)日向甲方发出书面通知将本协议项下的权利和义务全部或部分转让予任何第三方。

Without prior written consent from Party B, Party A shall not transfer any rights or obligations under this Agreement to any third party; Party B has the right to unilaterally decide and give written notice to Party A seven (7) days in advance to transfer all or part of the rights and obligations under this Agreement to any third party.

14.8	本协议对双方的合法继受人均具有约束力。

This Agreement is also binding for the rightful heir of the Parties.

14.9	双方承诺其将各自依法申报和缴纳本协议项下的交易所涉及的税费。

Both Parties undertake that they shall declare and pay their respective tax and fees relating to the transaction of this Agreement.

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[Conclusion of Main Body]

[签署页]

[Signature Page]

兹此为证, 本独家商务咨询协议由双方于文首之日及地点签署。

IN WITNESS WHEREOF, this Agreement has been signed by the Parties as of the date and place listed above.

上海跳跃网络科技有限公司
Shanghai Jump Network Technology Co.,Ltd.

盖章 sealed:

代表签名 Signature:

跳悦科技(上海)有限公司

Jump Technology (Shanghai) co., Ltd

盖章 sealed:

代表签名 Signature: